SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2012

___________________

GREEN GLOBAL INVESTMENTS, INC.

(Exact name of registrant as specified in Charter)

Florida	000-52918	65-0968842
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2200 Lucien Way,

Suite 350, Maitland FL 32751

 (Address of Principal Executive Offices)

(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements included in this Current Report filed on Form 8-K (“Form 8-K”) that do not relate to present or historical conditions are “forward-looking statements.” Forward-looking statements may include, without limitation, statements relating to our plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” and “plans” and similar expressions are intended to identify forward-looking statements. Our ability to predict projected results or the effect of events on our operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Important factors that could cause actual performance or results to differ materially from those expressed in or implied by, forward-looking statements include, but are not limited to: (i) our ability to consummate the agreements described in this Form 8-K, and (ii) other factors described under “Risk Factors” contained in our 2011 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Item  1.01

Entry into a Material Definitive Agreement.

On September 12, 2012, Green Global Investments, Inc., a Florida corporation (the “Company”), simultaneously entered into and closed a Stock Exchange Agreement with David B. Edwards under which the Company acquired ninety percent (90%) of the capital stock of International Care Management Services, Ltd. Inc., a Washington, USA Corporation.

 Additionally, on September 12, 2012, the Company simultaneously entered into and closed a Stock Purchase Agreement with David B. Edwards under which the Company acquired ninety percent (90%) of the capital stock of International Care Management Services an Ontario, Canada Corporation.

Additionally, on September 12, 2012 the Company entered into Employment Agreements with David B. Edwards and Jeffrey Edwards.

All of the above transactions were unanimously approved by the Company’s Board of Directors.   A copy of the Stock Exchange Agreement, the Stock Purchase Agreement and the Employment Agreements are attached hereto as Exhibits.

The foregoing descriptions of the Agreements are only a summary, do not purport to be complete and are qualified in their entirety by reference to the copies of the Agreements filed herewith as Exhibits, which are incorporated herein by reference.

Item 2.01

Completion of Acquisition or Disposition of Assets

The disclosure under Item 1.01 is incorporated by reference in its entirety in this Item 2.01.

Item 3.02

Unregistered Sales of Equity Securities

The disclosure under Item 1.01 is incorporated by reference in its entirety in this Item 3.02. The Company issued its securities in the stock exchange agreement pursuant to an exemption from registration under Section 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act. The recipient of the securities has represented to the Company that such recipient is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

The shares of the Company’s common stock issued in the share purchase agreement were issued in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended. The recipient of the new shares represented to the Company that the recipient is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

Item 9.01

Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired

Financial statements for the transactions described in Item 1.01 will be filed under cover of Form 8-K/A as soon as practicable.

(d)

Exhibits

Exhibit

Number

Description

10.1

Stock Exchange Agreement by and between Green Global Investments, Inc., a Florida Corporation, and David B. Edwards, made effective as of September 1, 2012, but entered into and closed on September 12, 2012.

10.2

Stock Purchase Agreement by and between Green Global Investments, Inc., a Florida Corporation, and David B. Edwards, made effective as of September 1, 2012, but entered into and closed on September 12, 2012

10.3

Employment Agreement between LivingVentures, LLC and David B. Edwards, made effective as of September 1, 2012, but entered into and closed on September 12, 2012

10.4

Employment Agreement between LivingVentures, LLC and Jeffrey Edwards, made effective as of September 1, 2012, but entered into and closed on September 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned hereunto duly authorized.

GREEN GLOBAL INVESTMENTS, INC.

By:	/s/ Richard A. Asta
Richard A. Asta
Chief Executive Officer

Dated: September 12, 2012

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